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                                                                    EXHIBIT 10.3

                         AMENDMENT AND WAIVER AGREEMENT
                                      NO. 2

                  AMENDMENT AND WAIVER AGREEMENT NO. 2, dated as of June 17, 2002 (this "Agreement"), to the (i) Fee Letter Agreement, dated as of April 18, 2002 (as amended and supplemented from time to time, the "Fee Letter"), among GSS HomePride Corp. (the "Company"), a Delaware corporation, HomePride Finance Corp. ("HomePride"), a Michigan corporation and Credit Suisse First Boston, New York Branch, as Agent (the "Agent") and (ii) Receivables Purchase Agreement, dated as of April 18, 2002 (as amended and supplemented from time to time, the "RPA"), among the Company, HomePride, as servicer (the "Servicer"), The CIT/Group Sales Financing, Inc. ("CIT"), a Delaware corporation, as sub-servicer, Greenwich Funding Corp., the financial institutions set forth on the signature page thereto, as Banks and the Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Fee Letter or the RPA (as defined below).

                  WHEREAS, in connection with the RPA and the transactions contemplated therein, HomePride had entered into that certain Global Servicing Agreement, dated as of April 18, 2002 (as amended and supplemented from time to time, the "Global Servicing Agreement"), between HomePride and CIT;

                  WHEREAS, HomePride and the Company have requested the waiver of certain provisions of the Fee Letter and the RPA and the amendment of certain provisions of the RPA, in each case, on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1.  Waiver under the RPA and the Fee Letter.

                  1.1 The Agent hereby waives the provisions of paragraph 2 of the Fee Letter solely to the extent that such provisions require the Company to pay to the Agent, for the benefit of the Banks, the amount of the Facility Fee due on June 13, 2002 (the "June Late Payment"); provided, that, such waiver shall be automatically revoked if the June Late Payment and the amount of the Facility Fee which was due on May 13, 2002 (the "May Late Payment", together with the June Late Payment, the "Late Payment") is not received by the Agent on or prior to July 15, 2002.

                  1.2 The Agent hereby waives the Termination Event arising under Section 14.01(p) of the RPA because of the Company's failure to obtain the Minimum Shadow Rating


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within 60 days after the Closing Date; provided, that, such waiver shall be automatically revoked if the Minimum Shadow Rating has not been obtained on or prior to the forty-fifth (45th) day after the date of this Agreement.

                  1.3 The Agent hereby waives (i) the Servicer Termination Event arising under Section 13.01(j) of the RPA and (ii) the Event of Default arising under Section 14.03(s) of the RPA related to the default which has occurred under the second paragraph of Section 2.13 of the Global Servicing Agreement regarding HomePride's failure to enter into a Reconstitution Agreement (as defined in the Global Servicing Agreement) with CIT within 60 days after the date of the Global Servicing Agreement, provided, that such waiver shall be automatically revoked if HomePride has not entered into a Reconstitution Agreement with CIT, or another entity approved in writing by the Agent, on or prior to the sixtieth (60th) day after the date of this Agreement.

                  SECTION 2.  Amendment to the RPA.

                  2.1 Section 9.21 of the RPA is hereby amended by deleting the words "within 60 days after the Closing Date" where it appears therein and substituting "within 105 days after the Closing Date" in lieu thereof.

                  SECTION 3.  Agreements of the Parties Hereto.

                  3.1 The parties hereto agree that the failure of the Company to pay the full amount of the Late Payment to Agent, for the benefit of the Banks, on or prior to July 15, 2002 shall constitute an Event of Default under the RPA.

                  3.2 The Agent agrees that no penalties or interest shall be payable in connection with the Late Payment if the Late Payment shall have been paid in full by the Company to the Agent on or prior to July 15, 2002.

                  3.3 The parties hereto agree that the waiver set forth in
Section 1.1 herein is effective as of June 13, 2002.

                  3.4 The parties hereto agree that the failure of the Company to obtain the Minimum Shadow Rating on or prior to the forty-fifth (45th) day after the date of this Agreement shall constitute a Termination Event.

                  3.5 The parties hereto agree that the failure of HomePride to enter into a Reconstitution Agreement with CIT, or another entity approved in writing by the Agent, on or prior to the sixtieth (60th) day after the date of this Agreement shall constitute a Servicer Termination Event and an Event of Default.

                  3.6 Any breach of a representation, warranty or covenant hereunder shall be


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deemed to be a breach of a representation, warranty or covenant under the RPA.

                  SECTION 4. Conditions to Effectiveness. The agreements and waivers contained in this Agreement shall not become effective until the following conditions have been satisfied in full or waived in writing by the
Agent:

                  (a) the Agent shall have received an executed counterpart of this Agreement duly executed by each of the parties hereto;

                  (b) no event has occurred and is continuing which constitutes an unwaived Termination Event or an unwaived Incipient Termination Event; and

                  (c) the Agent shall have received such approvals, instruments or documents as the Agent may reasonably request.

                  SECTION 5. Representations and Warranties. Each of the Company, HomePride and the Servicer reaffirms and restates its representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Company, HomePride and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Termination Event or Incipient Termination Event shall have occurred and is continuing as of the date hereof nor shall any unwaived Termination Event or an Incipient Termination Event occur due to this Agreement becoming effective, (b) the Company, HomePride and the Servicer each has the corporate power and authority to execute and deliver this Agreement and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Agreement, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Company, HomePride or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Agreement other than such that have been obtained.

                  SECTION 6.  Effect on the Documents.

                  (a) On and after the date hereof, each reference in the RPA to "this Agreement" shall refer to such agreement as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such agreement as amended hereby. On and after the date hereof, each reference to the RPA in any agreement, document or instrument related thereto shall mean and be a reference to such agreement or agreements as amended hereby.

                  (b) Except as expressly amended and/or waived above, each of the RPA and


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         the Fee Letter shall remain in full force and effect and each of the
         RPA and the Fee Letter is hereby ratified and confirmed in all respects by the Company, HomePride and the Servicer.

                  (c) The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Bank or Investor under the RPA or the Fee Letter nor constitute a waiver of any provision thereunder.

                  SECTION 7. Governing Law. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  SECTION 8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     GSS HOMEPRIDE CORP.


                                     By: /s/ Frank B. Bilotta
                                        ---------------------------------
                                           Name:  Frank B. Bilotta
                                           Title: President


                                     HOMEPRIDE FINANCE CORP., individually and as Servicer

                                     By: /s/ John Collins, Jr.
                                        ---------------------------------
                                           Name:  John Collins, Jr.
                                           Title: Vice President


                                     CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, as Agent

                                     By: /s/ Anthony Giordano
                                        ---------------------------------
                                           Name:  Anthony Giordano
                                           Title: Director


                                     By: /s/ Alberto Zonca
                                        ---------------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President

                                     THE CIT GROUP/SALES FINANCING, INC., as
                                     Sub-Servicer


                                     By: /s/ Ron G. Arrington
                                        ---------------------------------
                                           Name:  Ron G. Arrington
                                           Title: Executive Vice President


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